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                                                                    Exhibit 23.7

              CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS

We consent to incorporation herein by reference of our report dated February 18, 2000, with respect to the financial statements of Onebox.com, Inc. which report appears in the registration statement (No. 333-44926) on Form S-4 of Phone.com, Inc.

                                    /s/ Ernst & Young LLP
                                    Ernst & Young LLP

San Jose, California
November 17, 2000